Other gains - net (Tables)	12 Months Ended
Dec. 31, 2015
Other gains - net [Abstract]
Other gains - net

	Year ended December 31,
	2013	2014	2015
	RMB'000	RMB'000	RMB'000

Fair value change of preferred share warrant liability	(514)	—	—
ADR reimbursement from depositary bank	—	6,418	—
Government subsidies	1,040	2,962	4,236
Loss on disposals of property and equipment	(208)	—	—
Donations	—	(525)	(57)
Others	(212)	—	(671)
Total	106	8,855	3,508